Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO THE
364-DAY SENIOR SECURED CREDIT
AGREEMENT DATED AS OF OCTOBER 25, 2005

Dated as of January 26, 2007

AMENDMENT NO. 2 TO THE 364-DAY SENIOR SECURED CREDIT AGREEMENT DATED AS OF OCTOBER 25, 2005 (this “Amendment”) by and among:

(a)  WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Trustee under the Trust Agreement (337), dated as of October 19, 2005 (“Borrower 337”), with the Beneficial Owner (as defined below) as trustor;

(b)  WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Trustee under the Trust Agreement (342), dated as of October 19, 2005 (“Borrower 342” and, together with Borrower 337, the “Borrowers”), with the Beneficial Owner as trustor;

(c)  AIRCASTLE IRELAND NO. 2 LIMITED, an Irish private limited liability company, as trustor and sole beneficiary of each of the Trusts (in such capacity, the “Beneficial Owner”);

(d)  CITIBANK, N.A., a national banking association, in its capacity as a Lender under the Credit Agreement (as hereinafter defined); and

(e)  CITIBANK, N.A., in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 10.7 of the Credit Agreement, the “Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the Lender and the Agent have entered into the 364-Day Senior Secured Credit Agreement dated as of October 25, 2005, as amended by Amendment No. 1 thereto dated as of July 21, 2006 (as so amended, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

(2)  The Borrowers, the Lender and the Agent have agreed to further amend the Credit Agreement as hereinafter set forth.

SECTION 1.  Amendments to Credit Agreement

The Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended as follows:

            (i)  By inserting the following new definitions in alphabetical order:

“‘Second Amendment’ means Amendment No. 2 to this Agreement dated as of January 26, 2007.”

“‘Securitization Transaction’ means (a) a financing transaction by Aircastle Limited, the Beneficial Owner or any Borrower or any of their respective Subsidiaries involving (i) the transfer of a portfolio of aircraft (or the ownership interests in the entities owning such aircraft) and related leases to one or more special purpose entities (each, a “Securitization Vehicle”) and (ii) an offering (either public or private) of securities the payments in respect of which are to be primarily supported by rent payments receivable under the leases of such aircraft or the disposition of any such aircraft, or (b) any financing transaction similar to the foregoing.”

(ii)  By revising the definition of “Stated Termination Date” to read as follows:

“‘Stated Termination Date’ means the earlier of (a) September 30, 2007 and (b) the date of consummation or closing after January 26, 2007 of a Securitization Transaction (such date being referred to as the “Securitization Closing Date”), provided that if (i) a Securitization Transaction shall have closed or been consummated after January 26, 2007, (ii) a Securitization Vehicle with respect to such Securitization Transaction shall have contracted to purchase one or more of the Financed Aircraft and (iii) any such Financed Aircraft shall not have been purchased by such Securitization Vehicle on the Securitization Closing Date, then the date under this clause (b) shall be extended until all such Financed Aircraft shall have been purchased by such Securitization Vehicle.”

(b)  Section 2.3 of the Credit Agreement is hereby amended by adding a new Section 2.3(b)(vi) to read as follows:

“(vi) If (A) a Securitization Closing Date shall have occurred after January 26, 2007, (B) the Loans to any Borrower shall not have been repaid in full on or before such Securitization Closing Date, and (C) a Securitization Vehicle with respect to the underlying Securitization Transaction shall not have contracted to purchase the Financed Aircraft of such Borrower, such Borrower shall, on such Securitization Closing Date, prepay the principal of all Loans to such Borrower then outstanding together with interest thereon and all other amounts owning hereunder in respect thereof. Anything contained herein to the contrary notwithstanding, upon the sale by any Borrower of its Financed Aircraft to a Securitization Vehicle, such Borrower shall, on the date of such sale, prepay the principal of all Loans to such Borrower then outstanding together with interest thereon and all other amounts owning hereunder in respect thereof.”

SECTION 2.  Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) when the Agent shall have received counterparts of this Amendment and a Consent substantially in the form of Exhibit A to this Amendment (the “Consent” and, together with this Amendment, the “Amendment Documents”) executed by the Guarantors, Holdings and the Parent.

SECTION 3.  Confirmation of the Representations and Warranties.

The Borrowers hereby represent and warrant, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct in all material respects on and as of the date hereof, after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties made only as of, or relating to, an earlier date.

SECTION 4.  Reference to and Effect on the Credit Agreement and Loan Documents

.

(a)  On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)  The Credit Agreement and Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents to the extent provided therein, in each case as amended by this Amendment.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

SECTION 5.  Costs and Expenses.

The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 11.5 of the Credit Agreement. In addition, the Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

SECTION 6.  Execution in Counterparts

. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.  Governing Law

. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

AIRCASTLE IRELAND NO. 2 LIMITED,
as Beneficial Owner

By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

Borrowers:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee under the Trust Agreement (337), dated as of October 19, 2005, to which it is a party

By: /s/ Val T. Orton
Name: Val T. Orton
Title: Vice President

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee under the Trust Agreement (342), dated as of October 19, 2005, to which it is a party

By: /s/ Val T. Orton
Name: Val T. Orton
Title: Vice President

CITIBANK, N.A.,
as Agent and as a Lender

By: /s/ Gaylord C. Holmes
Name: Gaylord C. Holmes
Title: Director

Exhibit A to Amendment No. 2

CONSENT

Dated as of ______ __, 2007

The undersigned hereby consents to the foregoing Amendment No. 2 (the “Amendment”) and hereby confirms and agrees that:

(a) notwithstanding the effectiveness of the Amendment, each of the Loan Documents to which the undersigned is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each such Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement as amended by the Amendment, and

(b) the Security Instruments (if any) to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of obligations purported to be secured thereby.

[GUARANTOR] [PARENT] [HOLDINGS]

By
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